UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 23, 2004


                              AMSCAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware               000-21827              13--3911462
(State or other jurisdiction   (Commission File        (IRS Employer
      of incorporation)           Number)             Identification No.)



                  80 Grasslands Road, Elmsford, New York 10523
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (914) 345-2020


                                       N/A
          (Former name or former address, if changes since last report)




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Item 7. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

           Exhibit                        Description
           -------                        -----------

             19          Press release dated April 23, 2004 of Amscan
                         Holdings, Inc.

Item 12. Results of Operations and Financial Condition

     On April 23, 2004, Amscan Holdings, Inc. (the "Company") issued a press release announcing its results for the quarter ended March 31, 2004. The Company's press release dated April 23, 2004 is incorporated herein by reference and filed as an exhibit hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMSCAN HOLDINGS, INC.



                                     By:    MICHAEL A. CORREALE
                                        --------------------------
                                        Michael A. Correale
                                        Chief Financial Officer



Date: April 28, 2004

                                 EXHIBIT INDEX


           Exhibit                        Description
           -------                        -----------

             19          Press release dated April 23, 2004 of Amscan
                         Holdings, Inc.